Exhibit 10 (ag)

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of November 22, 2011 by and among INVACARE CORPORATION, an Ohio corporation (the "Company"), the other Borrowers party hereto, the Guarantors party hereto, the Lenders (as defined in the Credit Agreement, defined herein) and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (the "Administrative Agent").
WITNESSETH:
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 28, 2010, as amended by First Amendment to Credit Agreement dated as of April 5, 2011 (as further amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement, as hereinafter provided.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are incorporated herein by reference.
2.Defined Terms. All terms used in this Amendment and not otherwise defined herein shall have the meaning given to them in the Credit Agreement, as amended hereby.
3.Amendments to Credit Agreement.
(a)Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as a Borrower or Guarantor on the Closing Date and the Excluded Subsidiaries; provided if I.H.H. Corp. is not dissolved and all of its assets transferred to a Domestic Loan Party by December 31, 2010, it shall on or before December 31, 2010, become a Domestic Guarantor pursuant to the provisions of Section 11.15.1 [Joinder of Guarantors and Borrowers]; (ii) any Subsidiary (A) formed (or acquired) after the Closing Date which joins this Agreement as a Domestic Guarantor or Foreign Guarantor, or elects instead to join this Agreement as a Domestic Borrower or Foreign Borrower, and satisfies each other applicable requirement set forth in Section 11.15.1 [Joinder of Guarantors and Borrowers]; provided that notwithstanding any provision in any Loan Document to the contrary, any Subsidiary which (1) is organized under the laws of the United States of America, any State thereof or the District of Columbia, (2) is owned solely by a Foreign Loan Party, and (3) is a limited liability company which has not elected to be treated as a corporation for United States federal tax purposes, shall not be required to guaranty the Guarantied Obligations (as defined in the Guaranty Agreement) of any Domestic Loan Party and, except as otherwise expressly provided in Section 17(b)(iii) of the Guaranty Agreement, shall only be required to guaranty the Guarantied Obligations of the Foreign Loan Parties, or (B) in the case of an Excluded Subsidiary as of the Closing Date that subsequently becomes a Material Subsidiary, which joins this

Agreement as a Domestic Guarantor or Foreign Guarantor, or elects instead to join this Agreement as a Domestic Borrower or Foreign Borrower, and satisfies each other applicable requirement set forth in Section 11.15.1 [Joinder of Guarantors and Borrowers], (iii) any Foreign Subsidiary which is not organized in the same jurisdiction as a Loan Party and which is not a Material Subsidiary, and (iv) Morris Surgical Pty. Ltd., Home Health Equipment Pty. Ltd. and Healthcare Equipment WA Pty. Ltd., each a Subsidiary of Invacare Australia Pty. Ltd., which Subsidiaries shall be Guarantors on the Closing Date but may be dissolved and all of their assets transferred to and into Invacare Australia Pty. Ltd. (and if such dissolutions occur, such must be consummated by December 31, 2010), and the Borrowers shall provide copies of the appropriate dissolution and asset transfer documents with respect thereto to the Administrative Agent not later than ten (10) Business Days after such dissolution and asset transfer. Each of the Loan Parties shall not become or agree to become a party to a Joint Venture other than a Joint Venture permitted under Section 8.2.4 [Loans and Investments].
4.Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent on behalf of the Lenders of the following, in form and substance satisfactory to the Administrative Agent, and the first date on which the Loan Parties have satisfied all of the following conditions to the satisfaction of the Administrative Agent shall be referred to as the "Effective Date".
(a)Counterparts. The Administrative Agent shall have received from the Borrowers, the Guarantors and the Required Lenders an executed counterpart original of this Amendment and of the First Amendment to Continuing Agreement of Guaranty and Suretyship in the form attached hereto as Exhibit A.
(b)Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent.
(c)Payment of Fees. The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and hold the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Administrative Agent in connection with the development, preparation and execution of this Amendment and all other documents or instruments to be delivered in connection herewith.
5.Representations and Warranties of the Loan Parties. Each Loan Party covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:
(a)such Loan Party possesses all of the powers requisite for it to enter into and carry out the transactions of such Loan Party referred to herein and to execute, enter into and perform the terms and conditions of this Amendment and any other documents contemplated herein that are to be performed by such Loan Party; and that any and all actions required or necessary pursuant to such Loan Party's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Loan Party of the terms and conditions of this Amendment and said other documents, and that such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable Law or any agreement, instrument, order, writ, judgment, injunction or decree to which such Loan Party is a party or by which such Loan Party or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower of the terms and conditions of this Amendment, the said other documents and the transactions contemplated hereby have been obtained by such Loan Party and are in full force and effect;
(b)this Amendment and any other documents contemplated herein constitute the valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(c)all representations and warranties made by such Loan Party in the Loan Documents are true and correct in all material respects as of the date hereof (except for those representations and warranties qualified by reference to a Material Adverse Change or other reference to materiality, which are true and correct), with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and such Loan Party has complied with all covenants and undertakings in the Loan Documents;
(d)the execution and delivery of this Amendment is not intended to and shall not cause or result in a novation with regard to the existing indebtedness of the Borrowers to the Administrative Agent or any Lender, which indebtedness shall continue without interruption and has not been discharged;
(e)(i) after giving effect to this Amendment, no Event of Default has occurred and is continuing under the Loan Documents; and (ii) and there exist no defenses, offsets, counterclaims or other claims with respect to the obligations and liabilities of such Loan Party under the Credit Agreement or any of the other Loan Documents; and
(f)such Loan Party hereby ratifies and confirms in full its duties and obligations under the Loan Documents, as modified hereby.
6.References to Credit Agreement. From and after the Effective Date, any references to the Credit Agreement contained in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time.
7.Successors and Assigns. This Amendment shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment or any Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.
8.Severability. If any one or more of the provisions contained in this Amendment or the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment or the Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
9.Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York and shall, pursuant to the New York General Obligations Law § 5‑1401, for all purposes be governed by and construed in accordance with the Laws of the State of New York.
10.Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as "pdf") from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this Amendment by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Administrative Agent.
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.
BORROWERS:
INVACARE CORPORATION
an Ohio corporation

By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer

INVACARE AUSTRALIA PTY. LTD.
an Australian proprietary limited company

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson

Title:	Attorney-In-Fact, by Power of Attorney dated October 21, 2010
INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation, as general partner of, and for and on behalf of, INVACARE CANADA L.P., an Ontario limited partnership
INVACARE HOLDINGS C.V.
a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands by Invacare Holdings, LLC, an Ohio limited liability company, as general partner (beherend vennoot)
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of both of the above-listed companies

SCANDINAVIAN MOBILITY INTERNATIONAL APS a Danish limited liability company
INVACARE GERMANY HOLDING GMBH
a German corporation
INVACARE HOLDING AS
a Norwegian corporation
INVACARE HOLDING TWO AB
a Swedish limited liability company
INVACARE INTERNATIONAL SÀRL
a Swiss corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed
companies

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
BORROWERS (continued):
INVACARE HOLDINGS NEW ZEALAND
a New Zealand corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney
Witness:    Signature: /s/ Rachel Ann Sabato
Full Name:    Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation:    Paralegal/Notary
INVACARE LIMITED, [a company incorporated and registered under the laws of England and Wales]
Acting By:     /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director
In presence of:    Signature: /s/ Rachel Ann Sabato
Full Name:    Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation:    Paralegal/Notary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
DOMESTIC GUARANTORS:
ADAPTIVE SWITCH LABORATORIES, INC.
THE AFTERMARKET GROUP, INC.
ALTIMATE MEDICAL, INC.
CENTRALIZED MEDICAL EQUIPMENT LLC
CHAMPION MANUFACTURING INC.
FAMILY MEDICAL SUPPLY LLC
THE HELIXX GROUP, INC.
INVACARE CANADIAN HOLDINGS, INC.
INVACARE CANADIAN HOLDINGS, LLC
INVACARE CONTINUING CARE, INC.
INVACARE CREDIT CORPORATION
INVACARE FLORIDA CORPORATION
INVACARE HOLDINGS, LLC
INVACARE INTERNATIONAL CORPORATION
INVACARE SUPPLY GROUP, INC.
INVAMEX HOLDINGS LLC
KUSCHALL, INC.
ROADRUNNER MOBILITY, INCORPORATED
INVACARE CANADA FINANCE, LLC

By:    /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

FREEDOM DESIGNS, INC.
a California corporation

By:    /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Chief Financial Officer

GARDEN CITY MEDICAL INC.
a Delaware corporation

By:    /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Vice President
INVACARE FLORIDA HOLDINGS, LLC
a Delaware limited liability company
INVACARE HCS, LLC
an Ohio limited liability company

By:    /s/ Gerald B. Blouch
Name:     Gerald B. Blouch
Title:    President of both of the above-listed companies

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS:
6123449 CANADA INC.
a Canadian corporation
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation
CARROLL HEALTHCARE INC.
an Ontario corporation
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation, as general partner of, and for and on behalf of, CARROLL HEALTHCARE L.P., an Ontario limited partnership
INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation
6123449 CANADA INC., a Canadian corporation, as general partner of, and for and on behalf of, MOTION CONCEPTS L.P., an Ontario limited partnership
PERPETUAL MOTION ENTERPRISES LIMITED
an Ontario corporation

By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS (continued):
INVACARE A/S
a Danish limited liability company
INVACARE EC-HØNG A/S
a Danish limited liability company
INVACARE B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
INVACARE HOLDINGS TWO B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
AQUATEC OPERATIONS GMBH
a German corporation
INVACARE AQUATEC GMBH
a German corporation
INVACARE (DEUTSCHLAND) GMBH
a German corporation
SCANDINAVIAN MOBILITY GMBH
a German corporation
ULRICH ALBER GMBH
a German corporation
INVACARE AS
a Norwegian corporation
DOLOMITE AB
a Swedish limited liability company
DOLOMITE HOLDING AB
a Swedish limited liability company
INVACARE AB
a Swedish limited liability company
INVACARE HOLDING AB
a Swedish limited liability company
INVACARE DOLOMITE AB
a Swedish limited liability company
INVACARE REA AB
a Swedish limited liability company
By:    /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed
companies

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS (continued):
DYNAMIC CONTROLS
a New Zealand corporation
DYNAMIC SUZHOU HOLDINGS NEW ZEALAND
a New Zealand corporation
INVACARE NEW ZEALAND
a New Zealand corporation

By:    /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney of each of the above-listed companies

Witness:    Signature: /s/ Rachel Ann Sabato
Full Name:    Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation:    Paralegal/Notary

INVACARE UK OPERATIONS LIMITED, [a private limited company organized under the laws of England and Wales]

Acting By: /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director

In presence of:    Signature: /s/ Rachel Ann Sabato
Full Name:    Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation:    Paralegal/Notary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
BANK OF AMERICA, N.A., individually and as Co-Syndication Agent
By:     /s/ Robert LaPorte
Name: Robert LaPorte
Title: Vice President

PNC BANK NATIONAL ASSOCIATION, individually and as Administrative Agent
By:     /s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, individually and as Co-Syndication Agent
By:     /s/ Sukanya V. Raj
Name: Sukanya V. Raj
Title: Vice President and Portfolio Manager

DNA BANK ASA (f/k/a DNB NOR BANK ASA)
By:     /s/ Pal Boger
Name: Pal Boger
Title: Vice President

By:     /s/ Geshu Sugandh
Name: Geshu Sugandh
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
NORDEA BANK FINLAND Plc, New York & Cayman Island Branches
By:     /s/ Henrik M. Steffensen
Name: Henrik M. Steffensen
Title: General Manager

By:     /s/ Gerald E. Chelius, Jr.
Name: Gerald E. Chelius, Jr.
Title: Senior Vice President Credit

HSBC BANK, USA, N.A.
By:     /s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Assistant Vice President

FIRST COMMONWEALTH BANK
By:     /s/ Stephen J. Orban
Name: Stephen J. Orban
Title: SeniorVice President

PMORGAN CHASE BANK, NATIONAL ASSOCIATION
By:     /s/ Dana J. Moran
Name: Dana J. Moran
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
RBS CITIZENS, N.A., individually and as Documentation Agent
By:     /s/ Joshua Botnick
Name: Joshua Botnick
Title: Vice President

SUNTRUST BANK
By:     /s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

THE HUNTINGTON NATIONAL BANK
By:     /s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Vice President

FIRSTMERIT BANK N.A.
By:     /s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President

TRISTATE CAPITAL BANK
By:     /s/ Tricia Balser
Name: Tricia Balser
Title: Vice President

EXHIBIT A
FIRST AMENDMENT TO CONTINUING AGREEMENT
OF GUARANTY AND SURETYSHIP
THIS FIRST AMENDMENT TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP (the "Amendment") is dated as of November 22, 2011 and is made by and among EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO and each of the other Persons which become guarantors hereunder from time to time (each a "Guarantor" and, collectively, the "Guarantors"), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined below).
WITNESSETH:
WHEREAS, reference is made to that certain Credit Agreement dated as of October 28, 2010, as amended by First Amendment to Credit Agreement dated as of April 5, 2011 (together with all further amendments, restatements, modifications, extensions, supplements, renewals, refinancings, and the like thereto, made on or before the date hereof and from time to time hereafter, the "Credit Agreement"), by and among Invacare Corporation, an Ohio corporation (the "Company"), each of the other Borrowers now or hereafter party thereto, each of the Guarantors now or hereafter party thereto, the Lenders from time to time party thereto (the "Lenders"), and the Agent; and
WHEREAS, pursuant to the Credit Agreement, the Guarantors entered into that certain Continuing Agreement of Guaranty and Suretyship dated as of October 28, 2010 in favor of the Agent (together with all amendments, restatements, modifications, extensions, supplements, renewals, refinancings, and the like thereto, made on or before the date hereof, the "Guaranty"); and
WHEREAS, the Borrowers and the Guarantors have requested that the Lenders make certain amendments to the Credit Agreement pursuant to a Second Amendment to Credit Agreement dated as of even date herewith (the "Second Amendment to Credit Agreement") and, in connection therewith, the Guarantors have requested that the Lenders make certain amendments to the Guaranty, and the Lenders are agreeable to such amendments upon the terms set forth therein and herein.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
11.Definitions. Capitalized terms used in this Amendment unless otherwise defined herein shall have the meanings ascribed to them in the Guaranty, as amended by this Amendment.
12.Amendment to Guaranty.
(a)Clause (b) of Section 17 [Joint and Several Obligations; Limitation of Liability as to Certain Foreign Guarantors] of the Guaranty is hereby amended and restated in its entirety as follows:
(b)    Notwithstanding anything to the contrary set forth in this Guaranty:
(i)    the obligations of each Foreign Guarantor shall be limited to the following: (a) if such Foreign Guarantor is directly owned by a Foreign Borrower in the same jurisdiction, the Guarantied Obligations of the Foreign Borrower which owns such Foreign Guarantor, or if such Foreign Guarantor is not directly owned by a Foreign Borrower in the same jurisdiction, the Guarantied Obligations of the Foreign Borrower in the same jurisdiction as the applicable Foreign Guarantor, including without limitation all Loans borrowed by or for the sole benefit of such Foreign Borrower and all Letter of Credit Obligations in respect of Letters of Credit issued for such Foreign Borrower, together with interest and fees due thereupon and all fees, costs, indemnities and other Guarantied Obligations attributable to such Foreign Borrower (whether directly or by attribution) pursuant to the Loan Documents; and (b) all fees, costs, indemnities and other Guarantied Obligations of such Foreign Guarantor (whether directly or by attribution) pursuant to the Loan Documents, including without limitation those arising under Sections 8 [Taxes] and 19(d) [Expenses] of this Guaranty, and to the extent a Foreign Guarantor's liability is limited pursuant to this Subsection (b)(i), nothing to the contrary in this Guaranty will authorize or allow the Administrative Agent or any of the Lenders to collect from such Foreign Guarantor an amount greater than the amount of Guarantied Obligations for which such Foreign Guarantor is liable under this Guaranty;
(ii)    the obligations of Centralized Medical Equipment LLC, Family Medical Supply LLC, Invacare Canadian Holdings, LLC, Invacare HCS, LLC, Invamex Holdings LLC, and Roadrunner Mobility, Incorporated shall be limited to $100,000,000.00 in the aggregate until the earlier to occur of (a) the date such Guarantors receive necessary consents under the 2015 Senior Notes to this Guaranty, or (b) February 28, 2011; and
(iii)    the liability under this Guaranty of each Domestic Guarantor which (a) is owned solely by a Foreign Loan Party and (b) is a limited liability company which has not elected to be treated as a corporation for United States federal tax purposes, shall be limited to the Guarantied Obligations of the Foreign Loan Parties; provided that notwithstanding the foregoing, the liability under this Guaranty of Invacare Canada Finance, LLC, a Delaware limited liability company, which is owned solely by Carroll Healthcare Inc., an Ontario corporation, and has not elected to be treated as a corporation for U.S. federal tax purposes, shall be limited to the Guarantied Obligations of the Foreign Loan Parties organized in Canada, including without limitation Invacare Canada L.P.
13.Conditions to Effectiveness. This Amendment shall become effective as of the date on which the Second Amendment to Credit Agreement becomes effective pursuant to its terms (the "Effective Date").
14.Miscellaneous.
(a)Force and Effect. The Guaranty, as amended by this Amendment, the Credit Agreement, as amended by the Second Amendment to Credit Agreement, and each of the other Loan Documents are hereby ratified and confirmed and are in full force and effect. No novation to any Loan Document is intended or shall occur by or as a result of this Amendment.
(b)Successors and Assigns. This Amendment shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment or any Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.
(c)Severability. If any one or more of the provisions contained in this Amendment or the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment or the Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
(d)Governing Law. This Amendment shall be deemed to be a contract under the Laws of the

State of New York and shall, pursuant to the New York General Obligations Law § 5‑1401, for all purposes be governed by and construed in accordance with the Laws of the State of New York.
(e)Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as "pdf") from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this Amendment by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Administrative Agent.
(f)References to Guaranty. From and after the Effective Date, any references to the Guaranty contained in any of the Loan Documents shall be deemed to refer to the Guaranty as amended hereby and as further amended, restated, modified or supplemented from time to time.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]
IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the day and year first above written.

INVACARE CORPORATION, an Ohio corporation By: /s/ Robert K. Gudbranson Name: Robert K. Gudbranson Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]
DOMESTIC GUARANTORS:
ADAPTIVE SWITCH LABORATORIES, INC.
THE AFTERMARKET GROUP, INC.
ALTIMATE MEDICAL, INC.
CENTRALIZED MEDICAL EQUIPMENT LLC
CHAMPION MANUFACTURING INC.
FAMILY MEDICAL SUPPLY LLC
THE HELIXX GROUP, INC.
INVACARE CANADIAN HOLDINGS, INC.
INVACARE CANADIAN HOLDINGS, LLC
INVACARE CONTINUING CARE, INC.
INVACARE CREDIT CORPORATION
INVACARE FLORIDA CORPORATION
INVACARE HOLDINGS, LLC
INVACARE INTERNATIONAL CORPORATION
INVACARE SUPPLY GROUP, INC.
INVAMEX HOLDINGS LLC
KUSCHALL, INC.
ROADRUNNER MOBILITY, INCORPORATED
INVACARE CANADA FINANCE, LLC

By:    /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

FREEDOM DESIGNS, INC.
a California corporation
By:    /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Chief Financial Officer

GARDEN CITY MEDICAL INC.
a Delaware corporation
By:    /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Vice President

INVACARE FLORIDA HOLDINGS, LLC
a Delaware limited liability company
INVACARE HCS, LLC
an Ohio limited liability company
By:    /s/ Gerald B. Blouch
Name:     Gerald B. Blouch
Title:    President of both of the above-listed companies

[SIGNATURE PAGE TO FIRST AMENDMENT TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]
FOREIGN GUARANTORS:
6123449 CANADA INC.
a Canadian corporation
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation
CARROLL HEALTHCARE INC.
an Ontario corporation
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation, as general partner of, and for and on behalf of, CARROLL HEALTHCARE L.P., an Ontario limited partnership
INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation
6123449 CANADA INC., a Canadian corporation, as general partner of, and for and on behalf of, MOTION CONCEPTS L.P., an Ontario limited partnership
PERPETUAL MOTION ENTERPRISES LIMITED
an Ontario corporation

By:    /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

[SIGNATURE PAGE TO FIRST AMENDMENT TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]
FOREIGN GUARANTORS (continued):
INVACARE A/S
a Danish limited liability company
INVACARE EC-HØNG A/S
a Danish limited liability company
INVACARE B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
INVACARE HOLDINGS TWO B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
AQUATEC OPERATIONS GMBH
a German corporation
INVACARE AQUATEC GMBH
a German corporation
INVACARE (DEUTSCHLAND) GMBH
a German corporation
SCANDINAVIAN MOBILITY GMBH
a German corporation
ULRICH ALBER GMBH
a German corporation
INVACARE AS
a Norwegian corporation
DOLOMITE AB
a Swedish limited liability compan
DOLOMITE HOLDING AB
a Swedish limited liability company
INVACARE AB
a Swedish limited liability company
INVACARE HOLDING AB
a Swedish limited liability company
INVACARE DOLOMITE AB
a Swedish limited liability company
INVACARE REA AB
a Swedish limited liability company

By:    /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed
companies

[SIGNATURE PAGE TO FIRST AMENDMENT TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]
FOREIGN GUARANTORS (continued):
DYNAMIC CONTROLS
a New Zealand corporation
DYNAMIC SUZHOU HOLDINGS NEW ZEALAND
a New Zealand corporation
INVACARE NEW ZEALAND
a New Zealand corporation
By:    /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney of each of the above-listed companies
Witness:    Signature: /s/ Rachel Ann Sabato
Full Name:    Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation:    Paralegal/Notary
INVACARE UK OPERATIONS LIMITED, [a private limited company organized under the laws of England and Wales]
Acting By: /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director
In presence of:    Signature: /s/ Rachel Ann Sabato
Full Name:    Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH 44114
Occupation:    Paralegal/Notary

[SIGNATURE PAGE TO FIRST AMENDMENT TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Renee M. Bonnell Name: Renee M. Bonnell Title: Vice President